Exhibit 10.5

                           Form of Net Worth Agreement

     NET WORTH AGREEMENT dated as of _______________, 2001 by and among SHAFFER ASSET MANAGEMENT, INC., a New York corporation having an address at 70 West Red Oak Lane, White Plains, NY 10604 (the "General Partner"), BRUCE I. GREENBERG, an individual having an address c/o Shaffer Asset Management, Inc., ("Greenberg"), and DANIEL S. SHAFFER, an individual having an address c/o Shaffer Asset Management, Inc., 70 West Red Oak Lane, White Plains, NY 10604 ("Shaffer").

                              W I T N E S S E T H :

     WHEREAS, Shaffer is the sole officer, director and shareholder of the General Partner, Greenberg is an employee of the General Partner and the General Partner is the general partner of SHAFFER DIVERSIFIED FUND, L.P., a Delaware limited partnership (the "Fund");

     WHEREAS, there will be registered with the Securities and Exchange Commission (the "SEC") certain units of limited partnership interest ("Units") in the Fund pursuant to a registration statement on Form S-1 (the "Registration Statement") filed with the SEC (File No.33-46550);

     WHEREAS, the General Partner is required to maintain a minimum "net worth" pursuant to the Amended and Restated Agreement of Limited Partnership, as amended, governing the Fund (the "Limited Partnership Agreement") and the requirements imposed by the administrators of the securities laws in certain jurisdictions as a condition to approval of the offering of the Units therein;

     WHEREAS, the General Partner is also required to make certain minimum purchases of units of general partnership interest in the Fund pursuant to the Limited Partnership Agreement and the aforesaid requirements; and

     WHEREAS, the parties hereto desire to make certain provisions relating to contributions to the capital of the General Partner in connection with the General Partner's "net worth" obligations to the Fund and to enable the General Partner to purchase units of general partnership interest in the Fund;

     NOW, THEREFORE, the parties hereto hereby jointly and severally agree as follows:

     1. Greenberg and Shaffer hereby jointly and severally agree that within five (5) days following the consummation of the initial offering of the Units under the Registration Statement (provided that at least 1,000 Units have been sold to the public and accepted by the General Partner), and within five (5) days following the consummation of any and all subsequent offerings of Units under the Registration Statement, Greenberg and Shaffer will contribute funds, promissory notes or capital to the General Partner as capital, in an amount sufficient so that the General Partner will at all such times have a "net worth," calculated in accordance with Generally Accepted Accounting Principles ("GAAP") , equal to not less than the greater of (i) five percent (5%) of the aggregate capital contributions made by all the partners to the Fund (including the contribution made by the General Partner), or (ii) Fifty Thousand Dollars ($50,000). In addition, with respect to each other limited partnership for which the General Partner acts as the general partner, Greenberg and Shaffer hereby jointly and severally agree to contribute funds, promissory notes or capital to the General Partner as capital, in an amount sufficient so that the General Partner will have at all such times a "net worth" at least equal to the net worth required by the preceding sentence plus, for each such additional limited partnership, an amount equal to five percent (5%) of the total capital contributions made by all the partners to such other limited partnership (including the contribution made by the General Partner). Notwithstanding the foregoing, the General Partner's net worth need not exceed $1,000,000. For purposes of this Agreement, in computing the "net worth" of the General Partner, the capital contributions of the General Partner to the Fund and to the other limited partnerships of which it acts as a general partner will be disregarded.

     2. The General Partner agrees that Greenberg and Shaffer shall have the absolute right to determine the manner in which and the form by which they will provide the funds, notes or capital contributions that they is required to make pursuant to Section 1, above, including, but not limited to, demand promissory notes in the form of Exhibit A attached hereto and made a part hereof in exchange for demand promissory notes in the form of Exhibit B attached hereto and made a part hereof.

     3. So long as the General Partner is the general partner of the Fund, the General Partner agrees that it will not, and Greenberg and Shaffer agree that they will not, cause the General Partner to (i) declare any distribution, or
(ii) intentionally take any other formal corporate action which would cause the General Partner's net worth to fall below a level required to satisfy the criteria of Section 1, above.

     4. As soon as practicable after at least 1,000 Units shall have been sold pursuant to the Registration Statement and accepted by the General Partner, and at all times thereafter when Units are sold and accepted by the General Partner, Greenberg and Shaffer hereby jointly and severally agree to provide the General Partner with sufficient capital so as to enable the General Partner to purchase units of general partnership interest in the Fund in an amount equal to not less than the greater of (i) one percent (1%) of the aggregate capital contributions made by all partners to the Fund (including the contributions of the General Partner) or (ii) Twenty Five Thousand Dollars ($25,000). The General Partner agrees that Greenberg and Shaffer shall have the absolute right to determine the form in and the terms upon which they will provide funds to the General Partner pursuant to this Section 4, including, but not limited to, loans upon such terms as Greenberg and Shaffer may deem necessary or advisable in their sole discretion.

     5. This Agreement, which is intended solely for the benefit of the parties hereto and the limited partners of the Fund, shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

     6. This Agreement constitutes the entire understanding between the parties hereto with respect to the matters referred to herein and no waiver or modification of the terms hereof shall be valid unless in writing signed by the party to be charged therewith.

     7 This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York without giving effect to principles of conflicts of laws.

     IN WITNESS WHEREOF, each of the parties hereto has executed this Agreement as of the day and year first above written.

                                       SHAFFER ASSET MANAGEMENT, INC.


                                       By:______________________________
                                             Daniel S. Shaffer



                                             President


                                       _________________________________
                                       Bruce I. Greenberg


                                       _________________________________
                                       Daniel S. Shaffer


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


                                                                       Exhibit A

                        Demand Negotiable Promissory Note


                                                        White Plains, New York
                                                     Dated: _______________, 20_

     FOR VALUE RECEIVED, the undersigned, BRUCE I. GREENBERG and DANIEL S. SHAFFER, individuals having an address c/o Shaffer Asset Management, Inc., 70 West Red Oak Lane, White Plains, NY 10604, hereby jointly and severally promise to pay to the order of SHAFFER ASSET MANAGEMENT, INC., a New York corporation having an address at 70 West Red Oak Lane, White Plains, NY 10604 (the "Holder"), or any subsequent holder hereof, the principal sum of _________________________ Dollars ($______), on demand, in lawful currency of the United States of America, with interest (computed on the basis of a 360 day year of twelve 30 day months) at the prime rate as of the end of each month charged by The Chase Manhattan Bank to its best commercial customers for 90 day unsecured loans. Simple interest is to be calculated monthly at such rate. Payment of both principal and interest is to be made at the offices of the Holder, which are located at 70 West Red Oak Lane, White Plains, NY 10604. Interest is to be paid annually commencing ________, 20__.


                                               ______________________________
                                               Bruce I. Greenberg


                                               ______________________________
                                               Daniel S. Shaffer


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

                                                                       Exhibit B

                        Demand Negotiable Promissory Note


                                                       White Plains, New York
                                                     Dated: _______________, 20_

     FOR VALUE RECEIVED, the undersigned, SHAFFER ASSET MANAGEMENT, INC., a New York corporation having an address at 70 West Red Oak Lane, White Plains, NY 10604, hereby promises to pay to the order of BRUCE I. GREENBERG and DANIEL S. SHAFFER, individuals having an address c/o Shaffer Asset Management, Inc., 70 West Red Oak Lane, White Plains, NY 10604 (collectively, the "Holders"), or any subsequent holder hereof, the principal sum of _________________________ Dollars ($______), on demand, in lawful currency of the United States of America, with interest (computed on the basis of a 360 day year of twelve 30 day months) at the prime rate as of the end of each month charged by The Chase Manhattan Bank to its best commercial customers for 90 day unsecured loans. Simple interest is to be calculated monthly at such rate. Payment of both principal and interest is to be made at the offices of the Holders, which are located c/o Shaffer Asset Management, Inc., 70 West Red Oak Lane, White Plains, NY 10604. Interest is to be paid annually commencing ________, 20__.


                                               ______________________________
                                               Bruce I. Greenberg


                                               ______________________________
                                               Daniel S. Shaffer


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